                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 2006

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

           Delaware                     1-14120                  52-1611421
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
       of incorporation)                                    Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On November 11, 2005, the Company  announced that it, and its  wholly-owned subsidiary,  Blonder  Tongue Far East,  LLC,  had entered  into a Joint  Venture
Agreement ("JV Agreement") with Master Gain International Industrial, Limited, a
Hong Kong corporation  ("Master  Gain"),  dated as of November 11, 2005, for the manufacturing  of  products  in the  People's  Republic  of  China  (the  "Joint
Venture"),  pursuant to which the parties  subsequently  caused the formation of
Blonder Tongue  International  Holdings,  Ltd., a British Virgin Islands company
("BTIH").  On June 9, 2006 (The "Termination  Date"), the Company sent notice to
Master Gain of its election to terminate the JV Agreement and exercise its right to purchase Master Gain's fifty percent (50%)  ownership  interest in BTIH which the Company anticipates will be for nominal consideration.

     The Company  determined  to  terminate  the JV  Agreement  due to the Joint
Venture's  failure to meet certain quarterly  financial  milestones set forth in the JV Agreement. The inability to meet such financial milestones was caused, in part, by the failure of Master Gain to contribute  the  $5,850,000 of capital to the Joint Venture as required by, and within the timeframes specified in, the JV
Agreement,  which failure has continued to date; and the Joint Venture's failure to  obtain  certain  governmental  approvals  and  licenses  necessary  for  the operation of the Joint Venture.

     The JV  Agreement  contemplated  the  formation  of several  new  entities, including  a  new  Chinese  manufacturing  company  to  be  owned  (directly  or indirectly) by BTIH. In addition,  the Joint Venture was, among other things, to be granted a license from the Company to use certain of the Company's technology and know-how ("License") in connection with the manufacture of certain products, and was to be appointed as the  exclusive  distributor  of such  products in the
Asian,  Southeast  Asian,  African,  European,  Middle  Eastern  and  Australian
markets.  It was further  anticipated  that the Joint Venture would seek out and acquire other technology and rights from third parties,  including all of Master
Gain's right,  title and interest in and to the cable modem  termination  system
("CMTS") hardware and software technology and know-how  (collectively,  the "New
Technology"),  and manufacture  products developed from the New Technology,  for which the Company was to be appointed as the exclusive  distributor in the North
American, South American and Caribbean markets. As of the Termination Date, BTIH is the only entity that has been  formed by the Joint  Venture,  the Company has not  granted the License to the Joint  Venture  and no New  Technology  has been acquired by the Joint Venture.

     Master Gain is an  affiliate  of Shenzhen  Junao  Technology  Company  Ltd.
("Shenzhen"),  which  purchased  T.M.T.  - Third  Millennium  Technologies  Ltd.
("TMT"),  the  manufacturer  and supplier of the Company's  MegaPort(TM)line  of high-speed data communications  products,  from Octalica,  Inc.  ("Octalica") in
February 2006. At the same time, the Company amended its distribution  agreement with TMT to expand its distribution  territory,  favorably amend certain pricing and volume  provisions  and  extended  by 10 years the term of the  distribution agreement  for its  MegaPort(TM)product  line. As part of the  transaction,  the
Company  was  required  to  guaranty  the payment by Shenzhen to Octalica of the purchase price for TMT, equal to $383,150, plus an earn-out. In exchange for the guaranty,  the Company obtained assignable options to acquire  substantially all of the  assets and assume  certain  liabilities  of TMT,  or  alternatively,  to acquire  from  Shenzhen  all  of  the  outstanding  capital  stock  of  TMT,  on substantially  the  same  terms  as the  acquisition  of TMT  by  Shenzhen  from
Octalica.  These options  expire on February 26, 2007, and are extendable by the
Company  for an  additional  90 days  thereafter.  The  Company has not, as yet, determined  whether or when such  options may be  exercised.  In  addition,  the
Company is involved in other ongoing  transactions with Master Gain and Shenzhen related to the CMTS technology and certain fiber optic products.

Although the  termination of the JV Agreement has delayed the Company's  efforts to begin production of its products in China,  the Company  continues to believe that establishing a manufacturing  facility in China is in the best interests of the Company.  The Company  believes that the manufacture of its core products in
China will  reduce the  Company's  manufacturing  cost,  thereby  improving  the
Company's gross margins and allowing a more aggressive  marketing program in the private cable market,  will provide  access to, and  potential  acquisition  of, advanced  technologies,  including  technology  in the  hybrid  fiber coax (HFC)
transmission,  the IPTV core passive  component and high speed data fields,  and will  facilitate the Company's  ability to sell to private and franchised  cable operators  in the Pacific Rim,  particularly  in China.  The Company  intends to continue  actively  pursuing  opportunities  in China,  either  independently or through a joint venture  relationship with alternative joint venture partners or a restructured joint venture relationship with Master Gain or Shenzhen.

Item 7.01.   Regulation FD Disclosure

On June 15, 2006, the Company issued a press release  announcing the termination of the JV Agreement (as  discussed in Item 1.02 hereof),  which press release is attached hereto as Exhibit 99.1.  This press release is  incorporated  into this
Item 7.01 by reference.

Item 9.01.  Financial Statements and Exhibits

(a)      Not applicable

(b)      Not applicable

(c)      The following exhibits are filed herewith:

                  Exhibit 99.1      Press Release dated June 15, 2006.

FORWARD LOOKING STATEMENTS

This  report  contains  forward-looking  statements  within  the  meaning of The
Private  Securities  Litigation Reform Act of 1995. These statements are neither promises nor guarantees, are based upon assumptions and estimates that might not be realized and are subject to risks and  uncertainties  that could cause actual results to differ materially from those in the forward looking statements. There are a number of  factors  that may cause  actual  results  to differ  from these forward-looking  statements,  including  the  success  of  marketing  and  sales strategies and new product development,  the price of raw materials, and general economic and business  conditions.  Further,  there can be no assurance that the

Company will be able to successfully  establish operations in China, or that any operations  established  will be efficient or provide the benefits  anticipated.
Other  risks and  uncertainties  that may  materially  affect  the  Company  are provided in the  Company's  annual  reports to  shareholders  and the  Company's periodic reports filed with the Securities and Exchange  Commission from time to time,  including reports on Forms 10-K and 10-Q. Please refer to these documents for a more thorough description of these and other risk factors.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                            BLONDER TONGUE LABORATORIES, INC.

                                            By:    /s/ Eric Skolnik
                                                   Eric Skolnik
                                                   Senior Vice President and CFO

Date: June 15, 2006